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PROXY

                              HOLLYWOOD PARK, INC.

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 30, 1996

  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Hollywood Park, Inc. ("Hollywood Park") dated September 20, 1996 and the accompanying Joint Proxy Statement/Prospectus relating to the above-referenced Annual Meeting, and hereby appoints R.D. Hubbard, or in his absence, Donald M. Robbins, with full power to each of substitution in each, as attorneys and proxies of the undersigned.

  Said proxies are hereby given authority to vote all shares of common stock of Hollywood Park, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Hollywood Park, to be held at 9:00 a.m., local time, on Wednesday, October 30, 1996, at the Four Seasons Hotel, 57 East 57th Street, New York, New York 10022 and at any and all adjournments or postponements thereof (the "Annual Meeting") on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HOLLYWOOD PARK, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS AND FOR THE ELECTION OF ALL NOMINEES NAMED AS DIRECTORS OF HOLLYWOOD PARK ON THE REVERSE SIDE HEREOF.

             PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                               (SEE REVERSE SIDE)

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                             FOLD AND DETACH HERE
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                                                            Please mark
                                                            your votes as  [X]
                                                            indicated in
                                                            this example


1. Proposal to approve the issuance of shares of Hollywood Park Common Stock pursuant to the terms of the Agreement and Plan of Merger dated as of April 23, 1996, among Hollywood Park, HP Acquisition, Inc., a wholly-owned subsidiary of Hollywood Park ("Sub"), and Boomtown, Inc. ("Boomtown"), providing for Sub to merge with and into Boomtown, with Boomtown becoming a wholly-owned subsidiary of Hollywood Park.

                  FOR        AGAINST         ABSTAIN
                  [_]          [_]             [_]

2. Election of Seven (7) Directors:

   NOMINEES: R.D. Hubbard, J.R. Johnson, Robert T. Manfuso, Harry Ornest, Lynn
             P. Reitnouer, Herman Sarkowsky and Warren B. Williamson

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED:

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                  FOR                   WITHHOLD AUTHORITY
                  [_]                          [_]


3. Proposal to approve the adoption of the Hollywood Park 1996 Stock Option
   Plan.

                  FOR        AGAINST         ABSTAIN
                  [_]          [_]             [_]

This Proxy will be voted as directed or, if no direction is indicated, the proxies are authorized to vote in their discretion "FOR" each of the proposals listed and "FOR" the election of the above-listed nominees or such substitute nominee(s) for directors as the Board of Directors of the Company shall select and upon such other matters as may come before the Annual Meeting.


                                                Dated:                  , 1996
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                                                ------------------------------
                                                          (Signature)

                                                ------------------------------
                                                             (Title)

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                                                  (Signature if held jointly)

                                                Note: Please date and sign
                                                exactly as your name(s) appear
                                                on this proxy card. If shares
                                                are registered in more than one
                                                name, all such persons should
                                                sign. A corporation should sign
                                                in its full corporate name by a
                                                duly authorized officer, stating
                                                his title. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please sign in your
                                                official capacity and give your
                                                full title as such. If a
                                                partnership, please sign in the
                                                partnership name by an
                                                authorized person.

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                             FOLD AND DETACH HERE